Exhibit 99.1

Pyxus Announces the Commencement of Exchange Offer and Consent Solicitation With Respect to its 10.000% Senior Secured First Lien Notes Due 2024

MORRISVILLE, N.C., January 5, 2023 – Pyxus International, Inc. (OTC Pink: PYYX) (the “Company”), a global value-added agricultural company, announced today that its wholly-owned subsidiary, Pyxus Holdings, Inc. (the “Issuer”), has commenced a private offer to exchange (the “Exchange Offer”) any and all of the Issuer’s outstanding 10.000% Senior Secured First Lien Notes due 2024 (the “Existing Notes”) for an equal principal amount of new 8.50% Senior Secured Notes due 2027 to be issued by the Issuer (the “New Notes”). In conjunction with the Exchange Offer, the Issuer is soliciting consents (the “Consents”) from the holders of the Existing Notes (the “Consent Solicitation”) to amend the indenture, dated as of August 24, 2020 (as amended or supplemented from time to time, the “Existing Notes Indenture”), among the Issuer, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Existing Notes Trustee”) and collateral agent (the “Existing Notes Collateral Agent”), the Existing Notes and the related intercreditor and security documents as necessary to, among other things, (A) (i) eliminate most of the restrictive covenants and certain of the affirmative covenants applicable to the Existing Notes, (ii) eliminate the change of control repurchase obligation in the Existing Notes Indenture and the Existing Notes, (iii) subordinate in right of payment the Existing Notes to the Issuer’s existing and future senior indebtedness, including the New Notes, the New Term Loans, the Existing Term Loans and the ABL Credit Agreement (each as defined herein), and (iv) eliminate certain events of default (the “Proposed Amendments”) and (B) release all of the collateral securing the Existing Notes (the “Proposed Collateral Release”).

The Proposed Amendments and the Proposed Collateral Release together constitute one Consent, and therefore holders may not consent to either the Proposed Amendments or the Proposed Collateral Release without consenting to the other. Holders of Existing Notes may not deliver Consents without tendering their Existing Notes in the Exchange Offer and holders of Existing Notes may not tender their Existing Notes in the Exchange Offer without delivering Consents. In addition, holders of Existing Notes participating in the Exchange Offer and Consent Solicitation must agree to participate fully with respect to all of their holdings of Existing Notes, Existing Term Loans and DDTL Term Loans in the Exchange Transactions (each as defined herein), as applicable. The Exchange Offer and the Consent Solicitation are being made on the terms and subject to the conditions set forth in a Confidential Offering Memorandum and Consent Solicitation Statement, dated January 5, 2023 (as it may be amended or supplemented from time to time, the “Offering Memorandum”).

The consideration offered in the Exchange Offer is set forth below :

Title of Series	CUSIP Number	Principal Amount Outstanding	Exchange Consideration(1)(2)
10.000% Senior Secured First Lien Notes due 2024	747328AA0	$280,843,751	$1.00 principal amount of New Notes

(1)	For each $1.00 principal amount of Existing Notes.
(2)

Holders as of the record date whose Existing Notes are accepted for exchange will also receive accrued and unpaid interest on such Existing Notes from the last interest payment date to, but not including, the Settlement Date (as defined herein).

The Exchange Offer and the Consent Solicitation will expire at 11:59 p.m., New York City time, on February 2, 2023, unless extended or earlier terminated by the Issuer (such date and time, as the same may be extended or earlier terminated, the “Expiration Date”). Any and all Existing Notes validly tendered and not validly withdrawn at or prior to the Expiration Date will be accepted for exchange into the New Notes. Holders who validly tender and do not validly withdraw their Existing Notes (and deliver the related Consents) at or prior to the Expiration Date will receive consideration on the Settlement Date in the form of New Notes equal to the principal amount of such holder’s Existing Notes validly tendered and not validly withdrawn at or prior to the Expiration Date (the “Exchange Consideration”). Holders as of the record date whose Existing Notes are accepted for exchange will also receive accrued and unpaid interest on such Existing Notes from the last interest payment date to, but not including, the Settlement Date. The settlement date for the Exchange Offer is expected to be on or about the second business day following the Expiration Date or as soon as practicable thereafter, and is expected to be February 6, 2023 (the “Settlement Date”).

Tenders of Existing Notes in the Exchange Offer made prior to the Expiration Date may be validly withdrawn (and the related Consents may be validly revoked) at any time prior to the Expiration Date.

The Issuer’s obligation to accept for exchange any Existing Notes validly tendered and not validly withdrawn before the Expiration Date pursuant to the Exchange Offer is conditioned upon the satisfaction or, if applicable, waiver of certain conditions, which are more fully described in the Offering Memorandum, including the receipt of the Amendment Requisite Consents (as defined below) and the substantially concurrent consummation of the Exchange Transactions (as defined below).

Pursuant to the terms of the Existing Notes Indenture, the Issuer must receive Consents by holders representing not less than (i) a majority in aggregate principal amount of the outstanding Existing Notes issued thereunder voting together as a single class (the “Amendment Requisite Consents”) to adopt the Proposed Amendments and (ii) 66 2/3% of the aggregate principal amount of the outstanding Existing Notes issued thereunder voting together as a single class (the “Collateral Release Requisite Consents”) to effectuate the Proposed Collateral Release. The Proposed Amendments and Proposed Collateral Release will be documented in a supplement to the Existing Notes Indenture giving effect thereto (the “Supplemental Indenture”), subject to receipt of the Amendment Requisite Consents and the Collateral Release Requisite Consents, respectively. To the extent approved by requisite holders of Existing Notes, the Supplemental Indenture will be binding on all holders of Existing Notes that are not tendered and accepted in the Exchange Offer.

As previously announced, the Company and its subsidiaries Pyxus Parent, Inc. (“Pyxus Parent”) and the Issuer (together with the Company and Pyxus Parent, the “Holding Companies”) entered into a Support and Exchange Agreement, which became effective on December 27, 2022 (as amended or supplemented, including by joinders thereto, the “Support Agreement”), with a group of creditors, including Glendon Capital Management LP, Monarch Alternative Capital LP, Nut Tree Capital Management, L.P., Intermarket Corporation and Owl Creek Asset Management, L.P. on behalf of certain funds managed by them and/or certain of their advisory clients, as applicable (collectively, the “Supporting Holders”), holding in aggregate approximately 99.7% of the aggregate principal amount of the outstanding loans under the term loan facility of the Company’s Dutch subsidiary (the “DDTL Term Loans”), approximately 68.1% of the aggregate principal amount of outstanding loans under the Issuer’s exit term loan facility (the “Existing Term Loans” and, together with the DDTL Term Loans and the Existing Notes, the “Secured Debt”) and approximately 64.1% of the aggregate principal amount of the outstanding Existing Notes, pursuant to which the Supporting Holders have agreed, subject to certain terms, conditions and limitations set forth therein, to exchange their holdings, including their holdings of Existing Notes, in the exchange transactions offered to all qualified holders of the Secured Debt, in which such holders will be offered the opportunity to exchange all of their Secured Debt at par for newly issued secured debt maturing on December 31, 2027 (the “Exchange Transactions”).

Pursuant to the Support Agreement, the Supporting Holders, holding approximately 64.1% of the aggregate principal amount of the outstanding Existing Notes, have agreed to, among other things, Consent to the Proposed Amendments and the Proposed Collateral Release (subject to certain terms, conditions and limitations set forth therein). Delivery of such Consents would satisfy the Amendment Requisite Consents with respect to the Proposed Amendments.

Upon receipt of the necessary Consents, the Issuer, the Guarantors, the Existing Notes Trustee and the Existing Notes Collateral Agent will, promptly following the Expiration Date, execute the Supplemental Indenture implementing the Proposed Amendments and, if applicable, the Proposed Collateral Release. The Supplemental Indenture will provide that the Proposed Amendments and, if applicable, the Proposed Collateral Release will become operative immediately following the completion of the Exchange Offer on (and subject to the occurrence of) the Settlement Date. Thereafter, the Existing Notes that are not exchanged will continue to be outstanding in accordance with all other terms of the Existing Notes and the Existing Notes Indenture, as modified by the Proposed Amendments and, if applicable, the Proposed Collateral Release. While the changes included in the Proposed Amendments or the Proposed Collateral Release will not alter the Issuer’s obligation to pay the principal or interest on the Existing Notes or alter the stated interest rate, maturity date or redemption provisions, (i) most of the restrictive covenants and certain of the affirmative covenants, the obligation to repurchase the Existing Notes upon a change of control or certain events of default currently provided for in the Existing Notes Indenture and the Existing Notes will be eliminated, (ii) the Existing Notes will be subordinated in right of payment to the Issuer’s existing and future senior unsubordinated indebtedness, including the New Notes, new senior secured term loans due 2027 that the Issuer expects to issue pursuant to the Exchange Transactions (the “New Term Loans”), the Existing Term Loans and the credit agreement governing the Issuer’s asset-based revolving credit facility (the “ABL Credit Agreement”), and (iii) in the event the Proposed Collateral Release is effectuated, the Existing Notes will no longer be secured by any collateral. As a result, any Existing Notes not tendered by holders or not accepted for exchange or otherwise left outstanding following the consummation of the Exchange Offer will (i) no longer be entitled to the benefit of substantially all of the provisions presently contained in the Existing Notes Indenture and will be subordinated in right of payment to the New Notes, the New Term Loans, the Existing Term Loans and the ABL Credit Agreement and (ii) in the event the Proposed Collateral Release is effectuated, be effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any Existing Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer or the Consent Solicitation, before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

The obligations under the New Notes will be fully and unconditionally guaranteed by the Guarantors. The New Notes will bear interest at a rate of 8.50% per annum, accruing from the Settlement Date. Interest on the New Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2023. The New Notes will mature on December 31, 2027. At any time, the Issuer may, on one or more occasions, redeem all or a part of the New Notes at its option, upon not less than 15 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of New Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable date of redemption, subject to the rights of holders of New Notes on the relevant record date to receive interest due on the relevant interest payment date.

None of the Company, Issuer, the Guarantors, the Information Agent, the Existing Notes Trustee, the Existing Notes Collateral Agent or any other person is making any recommendation as to whether or not you should tender your Existing Notes for exchange in the Exchange Offer or provide Consents in the Consent Solicitation. You must make your own decision whether to tender your Existing Notes in the Exchange Offer and provide Consents in the Consent Solicitation.

Ipreo LLC has been appointed as the exchange agent and information agent for the Exchange Offer and the Consent Solicitation (the “Information Agent”). Any questions regarding the Exchange Offer and the Consent Solicitation or the procedures for tendering Existing Notes and requests for copies of the Offering Memorandum may be directed to the Information Agent by phone at 212-849-3880 or (toll free) at (888) 593-9546 or by email at ipreo-exchangeoffer@ihsmarkit.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer or Consent Solicitation.

The Exchange Offer will only be made, and the New Notes are only being offered and will only be issued, to holders of Existing Notes who certify in an eligibility letter from the Information Agent (the “Eligibility Letter”) that they are either (a) “qualified institutional buyers,” as that term is defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) or (b) persons that are outside of the “United States” and that are (i) not “U.S. Persons,” as those terms are defined in Rule 902 under the Securities Act, (ii) not “EEA Retail Investors” or “UK Retail Investors” (each as defined in the Eligibility Letter) and (iii) in the case of persons located in the United Kingdom, are “Relevant Persons” (as defined in the Eligibility Letter). Holders of Existing Notes who certify that they are eligible to participate in the Exchange Offer and the Consent Solicitation pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” Only Eligible Holders who have completed and returned the Eligibility Letter to the Information Agent are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer and the Consent Solicitation. Additionally, in order to participate in the Exchange Offer and the Consent Solicitation, Eligible Holders that are resident in Canada are required to complete, sign and submit to the Information Agent a Canadian Eligibility Form, which is attached to the Eligibility Letter available from the Information Agent. The Eligibility Letter can be obtained from the Information Agent.

About Pyxus International, Inc.

Pyxus International, Inc. is a global agricultural company with nearly 150 years’ experience delivering value-added products and services to businesses and customers. Driven by a united purpose—to transform people’s lives, so that together it can grow a better world—Pyxus International, its subsidiaries and affiliates, are trusted providers of responsibly sourced, independently verified, sustainable and traceable products and ingredients.

Disclaimer

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer and the Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this press release is qualified by reference to such Offering Memorandum.

The New Notes have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any State or other jurisdiction. The New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

FORWARD-LOOKING STATEMENTS

Statements in this press release contain forward-looking statements. You can identify these forward-looking statements by use of words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets,” “could,” “should,” and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts.    These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, including whether the conditions specified in the Offering Memorandum or the Support Agreement will be satisfied, and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events, except as required by law. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this press release. Any forward-looking statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended March 31, 2022 and the subsequently filed quarterly reports on Form 10-Q incorporated by reference therein and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.